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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                        ------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):   March 24, 1998
                                                 -------------------------------

                              i2 TECHNOLOGIES, INC.
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               (Exact name of registrant as specified in charter)



         Delaware                     0-28030              75-2294945
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(State or other jurisdiction        (Commission          (IRS Employer
   of incorporation)                File Number)       Identification No.)

909 E. Las Colinas Blvd., 16th Floor, Irving, Texas           75039
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(Address of principal executive offices)                    (Zip Code)


Company's telephone number, including area code:   (214) 860-6000
                                                --------------------------------


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         (Former name or former address, if changed since last report.)




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ITEM 5. OTHER EVENTS.

         Filed as an exhibit hereto is the registrant's press release, dated March 24, 1998, announcing the execution of a definitive agreement to acquire InterTrans Logistics Solutions of Markham, Ontario.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

                  99.1     Press release dated March 24, 1998.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      i2 TECHNOLOGIES, INC.



Dated:  March 24, 1998                By:     /s/ DAVID F. CARY
                                          -----------------------------------
                                                  David F. Cary,
                                                  Vice President and
                                                  Chief Financial Officer



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                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

 99.1             Press release dated March 24, 1998.